Exhibit 99.3

1st Quarter 2004 Earnings Call May 6, 2004

Management on call John Goff Chief Executive Officer Denny Alberts President & Chief Operating Officer Jerry Crenshaw Executive Vice President & Chief Financial Officer Jane Mody Executive Vice President, Capital Markets

The presentation is designed to accompany the press release issued this morning and Crescent's conference call scheduled for today. Certain statements made during the call and in the presentation materials may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Forward - looking statements

Financial results Funds from operations before impairments related to real estate assets - diluted ("FFO")(1) 1st quarter 2004 ? $27.5 million or $.23 per share (1) FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. Crescent reports FFO before taking into account impairment charges required by GAAP which are related to its real estate assets. A reconciliation of our FFO, before and after such impairments to GAAP net income is included in the Company's financial statements accompanying the press release issued this morning and on pages 11 and 12 of the First Quarter 2004 Supplemental Operating and Financial Data Report also issued this morning. Both are available on our website at www.crescent.com.

(1) FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. Crescent reports FFO before taking into account impairment charges required by GAAP which are related to its real estate assets. A reconciliation of our FFO, before and after such impairments to GAAP net income is included in the Company's financial statements accompanying the press release issued this morning and on pages 11 and 12 of the First Quarter 2004 Supplemental Operating and Financial Data Report also issued this morning. Both are available on our website at www.crescent.com. (2) Assumes anticipated reinvestment of $261M during 2004 at an average return on equity of 8% to 12%. (3) Business initiatives includes investment land sales, additional termination fees above the $6.6M included in Office segment, and other income. (4) Assumes no speculative reinvestment income. 2004 Guidance Company FFO(1) - 2004 Guidance $163,750 to $181,500 $1.40 to $1.55 per share 2004 Segment FFO Guidance Low High Office $276,000 to $280,000 Resort/Hotel 50,000 to 52,000 Residential Development 30,000 to 33,000 Temperature-Controlled Logistics 19,000 to 21,000 Total Segment FFO $375,000 to $ 386,000 Reinvestment of Cash Proceeds(2) $ 10,000 to $ 20,000 Business Initiatives(3) $ 15,000 to $ 25,000 Company FFO(1) - 2nd Quarter 2004 Guidance(4) $30,500 to $33,000 $0.26 - $0.28 per share ($ in thousands)

FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. Crescent reports FFO before taking into account impairment charges required by GAAP which are related to its real estate assets. A reconciliation of our FFO, before and after such impairments to GAAP net income is included in the Company's financial statements accompanying the press release issued this morning and on pages 11 and 12 of the First Quarter 2004 Supplemental Operating and Financial Data Report also issued this morning. Both are available on our website at www.crescent.com. Recurring capital expenditures for non-revenue-enhancing leases. Management expects residential cash to be received largely in the fourth quarter due to the seasonal nature of the residential business. Dividend coverage Low High FFO Guidance(1) $ 163,750 $ 181,500 Recurring Cap Ex(2) (70,000) (75,000) $ 93,750 $ 106,500 Residential Cash in Excess of FFO(3) 85,000 90,000 FFO After Recurring Cap Ex and Residential Cash in Excess of FFO $ 178,750 $ 196,500 Common Dividend $ 175,000 $ 175,000 ($ in thousands)

Cash Generation AmeriCold financing (2/04) $ 90,000 Series A Preferred at 7.68% (gross) (1/04) 74,000 Woodlands/Hughes (12/03) 97,000 (1) Available for Reinvestment $261,000 Cash Generation ($ in thousands) Includes $45M of additional financing on Hughes portfolio planned for 2004.

Hughes Center - Las Vegas 7 office properties including one in joint venture 1.0 million square feet Approximately 94% leased 9 leased retail parcels $214 million gross acquisition price - $119 million in cash and $95 million in assumed debt 2 tracts of undeveloped land purchased for $10 million in March 2004 3800 Hughes Center 3980 Hughes Center 3980 Hughes Center

Dupont Centre - Orange County Entrance into Orange County, California market 250,000 square feet Class A office property Approximately 90% leased $54 million acquisition price $54 million acquisition price $54 million acquisition price $54 million acquisition price $54 million acquisition price $54 million acquisition price $54 million acquisition price $54 million acquisition price Dupont Centre

Ritz-Carlton - Dallas Signed agreements with Ritz-Carlton to develop first Ritz-Carlton hotel and condominium project in Texas 3.4 acre site located adjacent to The Crescent(r) in Dallas 21 stories proposed - hotel on first 8 floors and residences on upper 13 floors Residences to range from $800,000 to $6+ million Development scheduled to break ground in early 2005 upon acceptable level of residence pre-sales The Residences at Ritz-Carlton Rendering Rendering Rendering

Office property results Portfolio % leased occupancy and economic occupancy(1) 88.0% leased occupancy as of March 31, 2004 86.4% economic occupancy as of March 31, 2004 Same-Store NOI growth(1) 1st quarter 2004 ? (3.6)% GAAP / (8.5)% cash Leasing activity 1st quarter 2004 ?1.3 million total net rentable square feet leased ? Includes 657,000 million square feet renewed or re-leased, resulting in 16.2% decrease in average full-service rental rates over expiring rates (1) Excludes 1.4 million square feet of properties held for sale.

Houston office market update Crescent Leased % as of 3/31/04 ? 90.5%(1) Crescent vs. 86.9% market Quoted rental rate as of 3/31/04 ? $21.04(1) Crescent vs. $20.82 market Market Absorption 1st quarter ? (356,000) square feet Deliveries 1st quarter ? 0 square feet Under construction as of 3/31/04 ? 433,000 square feet Houston - Class A Market Source: CoStar Group 4/16/04 (1) No properties held for sale in Houston market.

Dallas office market update Dallas - Class A Crescent Leased % as of 3/31/04 ? 87.3%(1) Crescent vs. 79.2% market Quoted rental rate as of 3/31/04 ? $24.71(1) Crescent vs. $20.35 market Market Absorption 1st quarter ? (517,000) square feet Deliveries 1st quarter ? 0 square feet Under construction as of 3/31/04 ? 275,000 square feet (1) Excludes1.0 million square feet of properties held for sale. Market Source: CoStar Group 4/22/04

Destination resort results Sonoma Mission Inn & Spa Canyon Ranch - Tucson Three Months ended March 31, 2004 2003 Same-Store NOI (in thousands) $8,462 $8,819 Weighted Average Occupancy 69% 71% Average Daily Rate $553 $534 Revenue Per Available Room $371 $370

Business - class hotel results Denver Marriott Hyatt Regency Albuquerque Three Months ended March 31, 2004 2003 Same-Store NOI (in thousands) 3,790 5,133 Weighted Average Occupancy 67% 75% Average Daily Rate $116 $117 Revenue Per Available Room $77 $88

Desert Mountain Residential lot sales ? 16 - 1st quarter 2004 Average sales price per lot ? $948,000 - 1st quarter 2004 Residential development results Crescent Resort Development Residential unit sales ? 8 - 1st quarter 2004 Average sales price per unit ? 1.0 million - 1st quarter 2004 Residential lot sales ? 27 - 1st quarter 2004 Average sales price per lot ? $212,000 - 1st quarter 2004 Desert Mountain Crescent Resort Development Crescent Resort Development

Residential development demographics Target - Baby Boomers Represent 79 million Americans or 29% of the population(1) Positioned to inherit a substantial amount of money - approximately $7.2 trillion(2) Are at peak income-earning years Searching for a "gathering spot" for the family, which is often a second home Sources: Census Bureau American Demographics

Residential development Residential Development - Ten year track record of success Invested in over 35 projects Produced over $450 million in FFO FFO averaged $7 million in first 3 years (1994 - 1996) and $74 million in last 3 years (2001 - 2003) IRR's typically in excess of 20% and every project has been profitable Principle Residential Development Partner Harry Frampton: 35 years in real estate Current Chairman of the Urban Land Institute Exclusive partnership with Crescent since early 1990's Projects under Harry Frampton's direction are expected to deliver FFO in excess $120 million in 2004 through 2008 Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Substantial deal flow for future investments Park Hyatt Beaver Creek Park Hyatt Beaver Creek The Village at Beaver Creek

History of East West Partners Beaver Creek Development Park Hyatt Beaver Creek The Village at Beaver Creek Condominiums / Timeshare at Beaver Creek Bachelor Gulch Development Condominiums / Townhouses at Bachelor Gulch East West Partners East West Partners East West Partners Beaver Creek Beaver Creek

Horizon Pass at Bachelor Gulch Horizon Pass Townhomes Rendering Residences at Horizon Pass Rendering Residences at Horizon Pass Rendering Planned units 40 Units under contract 34(1) Average price / unit $2.5 million Average price psf $800 psf Total revenues $100.0 million FFO $8.0 million FFO margin (% of revenues) 8.0% Average Equity investment $13.4 million FFO ROE 59.7% IRR 25.0% IRR 25.0% IRR 25.0% IRR 25.0% IRR 25.0% IRR 25.0% IRR 25.0% IRR 25.0% IRR 25.0% IRR 25.0% IRR 25.0% Closing anticipated for 4th quarter 2004

Tahoe Mountain Resorts Tahoe Mountain Resorts

Tahoe Mountain Resorts Tahoe Mountain Resorts Tahoe Mountain Resorts Tahoe Mountain Resorts Tahoe Mountain Resorts 4 unique residential communities Access to world-class amenities (upon Build-out) 54 holes of golf Lakeside and mountain dining Exclusive skier services Year around resort experience Old Greenwood The Highlands The Village Gray's Crossing

Old Greenwood Jack Nicklaus Signature Golf Course Golf Course Golf Course Golf Course Golf Course Old Greenwood Swim, Tennis, & Fitness Center Rendering 600 acres 104 home sites 150 fractional cabins and townhomes Jack Nicklaus Signature golf course Outdoor swim, tennis and fitness center Status: ^ Less than 10 home sites remain ^ First 17 cabins and townhomes under construction - to be delivered fall of 2004 ^ 75 fractional shares under contract

The Village at Tahoe Northstar Village Rendering Northstar Village Rendering Northstar Village Rendering Northstar Village Rendering 350 condominium units Located at the base of the Northstar ski mountain Surrounding a vibrant ski village providing shops, dining and entertainment Exclusive Alpine Club Status: ^ First 100 units to be delivered in late 2005 ^ Already over $100 million in pre-sales to date

The Highlands at Tahoe The Highlands at Tahoe Rendering The Highlands at Tahoe Rendering 1,450 residential units Unique ski in/ski out opportunity on Northstar ski mountain Shaffer's Camp at Northstar Rendering

Residential reporting Expanded residential reporting (see supplement pages 44 - 48) Detailed residential property table on a project by project basis Detailed net present valuation analysis on a project by project basis Historical and projected sales, FFO and cash flow information Net equity book value on a total project basis